EXHIBIT 10.29
LIMITED GUARANTY

To:	RBS Citizens, National Association (“Lender”), 28 State Street, Boston, Massachusetts 02109:

1.  Guaranty of Payment and Performance of Obligations.  In consideration of the Lender extending credit or otherwise making financial facilities or accommodations to PETER J. SONNABEND and BOY A.J. VAN RIEL, AS TRUSTEES OF THE CHARTERHOUSE OF CAMBRIDGE TRUST, under Declaration of Trust dated December 27, 1963 and recorded in the Middlesex (South) Registry of Deeds in Book 11160, Page 340, as amended by Amendment of Declaration of Trust dated July 8, 1966 and recorded in said Registry in Book 11160, Page 359 and SONESTA OF MASSACHUSETTS, INCORPORATED, a Massachusetts corporation, both having an address c/o Sonesta International Hotels Corporation, 116 Huntington Avenue, Boston, Massachusetts 02116 (jointly and severally, the “Borrower”), the undersigned SONESTA INTERNATIONAL HOTELS CORPORATION, a New York corporation having a mailing address of  116 Huntington Avenue, Boston, Massachusetts 02116 (the “Guarantor”), subject to the provisions of Section 20 below, hereby unconditionally guarantees to the Lender that the Borrower will duly and punctually pay or perform, at the place specified therefor, or if no place is specified, at the Lender’s head office, (i) all of the obligations to be paid or performed by the Borrower to the Lender under the Promissory Note dated February 12, 2010, as amended executed by the Borrower in the original principal amount of $32,000,000.00 (together with any extensions, modifications, renewals, restatements and substitutions thereof the "Note"), (ii) all of the obligations to be paid or performed by the Borrower pursuant to a certain Loan Agreement (as may be amended, the “Loan Agreement”) dated February 12, 2010 between the Lender and the Borrower, any Hedging Contracts, and all other loan documents executed in connection therewith (the “Loan Documents”), and (iii) without limitation of the foregoing, all reasonable fees, costs and expenses incurred by the Lender in attempting to collect or enforce any of the foregoing, accrued in each case to the date of payment hereunder (collectively the “Obligations” and individually an “Obligation”).  This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance by the Borrower of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Lender first attempt to collect any of the Obligations from the Borrower or resort to any security or other means of obtaining payment of any of the Obligations which the Lender now has or may acquire after the date hereof or upon any other contingency whatsoever.  Upon any Event of Default (as defined in the Loan Documents) not cured within applicable cure periods, if any, by the Borrower in the full and punctual payment and performance of the Obligations, the liabilities and obligations of the Guarantor hereunder shall, at the option of the Lender, become forthwith due and payable to the Lender without demand or notice of any nature, all of which are expressly waived by the Guarantor.  Payments by the Guarantor hereunder may be required by the Lender on any number of occasions.

2.  Guarantor’s Further Agreements to Pay.  The Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Lender forthwith upon demand, in funds immediately available to the Lender all reasonable costs and expenses (including court costs and reasonable legal expenses) incurred or expended by the Lender in connection with this Guaranty and the enforcement hereof, together with interest on such costs and expenses from the time such amounts become due until payment at the per annum rate which is the Default Rate as provided for in the Note; provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

3.  Payments.  The Guarantor covenants and agrees that the Obligations will be paid strictly in accordance with their respective terms regardless of any law, regulation or order now or hereinafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto.  Without limiting the generality of the foregoing, the Guarantor’s obligations hereunder with respect to any Obligation shall not be discharged by a payment in a currency other than the currency of the United States of America.

4.  Taxes.  All payments hereunder shall be made without any counterclaim or set-off, free and clear of, and without reduction by reason of, any taxes, levies, imposts, charges and withholdings, restrictions or conditions of any nature (“Taxes”), which are now or may hereafter be imposed, levied or assessed by any country, political subdivision or taxing authority on payments hereunder, all of which (other than taxes charged upon or by reference to the overall net income, profits or gains of the Lender) will be for the account of and paid by the Guarantor.  If, for any reason, any such reduction is made or any Taxes are paid by the Lender, Guarantor will pay to the Lender such additional amounts as may be necessary to ensure that the Lender receives the same net amount which it would have received had no reduction been made or Taxes paid.

5.           Consent to Jurisdiction; Waivers.  The Guarantor hereby absolutely and irrevocably consents and submits to the non-exclusive personal jurisdiction of the Courts of The Commonwealth of Massachusetts and of any Federal Court located in the said Commonwealth in connection with any actions or proceedings brought against the Guarantor by the Lender arising out of or relating to this Guaranty.  In any such action or proceedings, the Guarantor hereby absolutely and irrevocably waives any and all rights to trial by jury and personal service of any summons, complaint, declaration or other process and hereby absolutely and irrevocably agrees that the service thereof may be made by certified or registered mail directed to the Guarantor.

6.  Primary Liability of Guarantor.  The Lender has and shall have the absolute right to enforce the liability of the Guarantor hereunder without resort to any other right or remedy including any right or remedy under any other guaranty, if applicable.

7.  Effectiveness.  The obligations of the Guarantor under this Guaranty shall continue in full force and effect and shall remain in operation until all of the Obligations shall have been paid in full or otherwise be fully satisfied, and continue to be effective or be reinstated, as the case may be, if at any time payment or other satisfaction of any of the Obligations is required by law to be rescinded or otherwise restored or returned upon the bankruptcy, insolvency, or reorganization of the Borrower, as though such payment had not been made or other satisfaction occurred.  No invalidity, irregularity or unenforceability by reason of applicable bankruptcy laws, or any other similar law, or any law or order of any government or agency thereof purporting to reduce, amend or otherwise affect, the Obligations, shall impair, affect, be a defense to or claim against the obligations of the Guarantor under this Guaranty.

8.  Freedom of Lender to Deal with Borrower and Other Parties.  The Lender shall be at liberty, without giving notice to or obtaining the assent of the Guarantor and without relieving the Guarantor of any liability hereunder, to deal with the Borrower and with each other party who now is or after the date hereof becomes liable in any manner for any of the Obligations, in such manner as the Lender in its sole discretion deems fit, subject to the terms of any applicable agreements between such parties, and to this end the Guarantor gives to the Lender full authority to do any or all of the following things:  (a) extend credit, make loans and afford other financial accommodations to the Borrower at such times, in such amounts and on such terms as the Lender may approve, (b) vary the terms and grant extensions of any present or future indebtedness or obligation to the Lender of the Borrower or of any such other party, (c) grant time, waivers and other indulgences in respect thereto, (d) vary, exchange, release or discharge, wholly or partially, or delay in or abstain from perfecting and enforcing any security or guaranty or other means of obtaining payment of any of the Obligations which the Lender now has or may acquire after the date hereof, (e) accept partial payments from the Borrower or any such other party, (f) release or discharge, wholly or partially, any endorser or guarantor, and (g) compromise or make any settlement or other arrangement with the Borrower or any such other party.

9.  Unenforceability of Obligations Against Borrower; Invalidity of Security or Other Guaranties.  If for any reason the Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations undertaken or purported to be undertaken by it or on its behalf, or if any of the moneys included in the Obligations have become irrecoverable from the Borrower by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal debtor on all such Obligations.  This Guaranty shall be in addition to any other guaranty or other security for the Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guaranty or security.

10.  Waivers by Guarantor.  The Guarantor waives:  notice of acceptance hereof, notice of any action taken or omitted by the Lender in reliance hereon, and any requirement that the Lender be diligent or prompt in making demands hereunder, giving notice of any default by the Borrower or asserting any other rights of the Lender hereunder.  The Guarantor also irrevocably waives, to the fullest extent permitted by law, all defenses that at any time may be available in respect of the Guarantor’s obligations hereunder by virtue of any homestead exemption, valuation, stay, moratorium law or other similar law now or hereafter in effect.  Further, Guarantor hereby irrevocably and unconditionally waives any and all right, if any, to claim or recover against Lender, in connection with the loan evidenced by the Note and this Guaranty, any special, exemplary, punitive or consequential damages or any damages other than actual damages.

11.  Waiver of Subrogation.  Notwithstanding any other provision to the contrary contained herein or provided by applicable law, at any time when an Event of Default has occurred and is continuing under any of the Loan Documents, the Guarantor (i) shall not assert any claim against the Borrower on account of payments made under this Guaranty, including, without limitation, any and all rights of or claim for subrogation, contribution, reimbursement, exoneration and indemnity, (ii) shall waive any benefit of and any right to participate in any collateral which may be held by the Lender or any affiliate of the Lender, (iii) will not claim any set-off or counterclaim against the Borrower in respect of any liability it may have to the Borrower, (iv) agrees that any and all indebtedness now or hereafter owed by Borrower to Guarantor shall be subordinate to all indebtedness of Borrower to Lender, and (v) Guarantor shall not demand or accept any payment from Borrower on account of any indebtedness of Borrower to Guarantor while this Guaranty is in effect.

12.           Bankruptcy or Insolvency.  In the event there shall be pending any bankruptcy or insolvency case or proceeding with respect to Guarantor under federal bankruptcy law or any other applicable law or in connection with the insolvency of Guarantor, or if a liquidator, receiver, or trustee shall have been appointed for Guarantor or Guarantor’s properties or assets, Lender may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of Lender allowed in any proceedings relative to Guarantor, or any of Guarantor’s properties or assets, and, irrespective of whether the indebtedness or other obligations of Borrower guaranteed hereby shall then be due and payable, by declaration or otherwise, Lender shall be entitled and empowered to file and prove a claim for the whole amount of any sums or sums owing with respect to the indebtedness or other obligations of Borrower guaranteed hereby, and to collect and receive any moneys or other property payable or deliverable on any such claim.

13.           Financial Statements and Other Information.  Guarantor hereby represents and warrants to Lender that all financial statements heretofore delivered by Guarantor to Lender are true and correct in all material respects, have been prepared in accordance with generally accepted accounting principles consistently applied (“GAAP”), and fairly present the financial condition of Guarantor as of the date thereof; that no material adverse change has occurred in the assets, or financial condition of Guarantor reflected therein since the date thereof; and that Guarantor has no liabilities or known contingent liabilities required to be disclosed on Guarantor’s financial statements under GAAP which are not reflected in Guarantor’s financial statements submitted to Lender or referred to in the notes thereto other than Guarantor’s obligations under this Guaranty.  Guarantor hereby agrees that until all indebtedness guaranteed hereby has been completely repaid and all obligations and undertakings of Borrower related to the Obligations have been completely performed, Guarantor will deliver to Lender the financial statements required in the Loan Agreement.

14.           Rights of Set-Off.  Regardless of the adequacy of any collateral or other means of obtaining repayment of such obligations, during the continuance of any event of default under the Note or any of the documents executed in connection therewith, Lender may, upon an Event of Default, and without notice to Guarantor, set-off and apply the whole or any portion or portions of any or all such deposits and other sums against amounts payable under this Guaranty, whether or not any other person or persons could also withdraw money therefrom.  Any security now or hereafter held by or for Guarantor and provided by Borrower, or by anyone on Borrower’s behalf, in respect of liabilities of Guarantor hereunder shall be held in trust for Lender as security for the liabilities of Guarantor hereunder.

15.  Demands and Notices.  Any demand on or notice given pursuant to this Guaranty shall be in writing and shall be deemed to have been properly given or served by personal delivery or by sending the same by overnight courier, by depositing the same in the United States mail, postage paid and registered or certified, return receipt requested, or by facsimile, and addressed as follows:

If to the Lender:

RBS Citizens, National Association
28 State Street
Boston, Massachusetts 02109
Attention:  Ms. Lisa Murray
 Senior Vice President
Facsimile:  (617) 263-0442

with a copy to:

Goulston & Storrs, P.C.
400 Atlantic Avenue
Boston, Massachusetts   02110
Attention:  Anne H. Meyer, Esq.
Facsimile: (617) 574-7619

If to the Guarantor:

Sonesta International Hotels Corporation
116 Huntington Avenue
Boston, Massachusetts 02116
Attentions:  Office of the Treasurer

with a copy to:

Burns & Levinson LLP
125 Summer Street
Boston, Massachusetts   02110
Attention:  Norman Spector, Esq.
Facsimile: (617) 345-3299

Each notice given hereunder shall be effective upon being personally delivered, receipt of facsimile transmission or upon being sent by overnight courier or upon being deposited in the United States mail as aforesaid.  However, (i) the time period in which a response to such Notice must be given or any action taken with respect thereto (if any), and (ii) the commencement of a default period, to the extent notice is required hereunder, shall commence to run from the date of receipt if personally delivered, sent by facsimile transmission, or sent by overnight courier, or if so deposited in the United States Mail, the earlier of three (3) Business Days following such deposit or the date of receipt as disclosed on the return receipt.  Rejection or other refusal to accept or the inability to deliver because of changed address for which no Notice was given shall be deemed to be receipt of the Notice sent.  By giving at least thirty (30) days’ prior Notice thereof, the Borrower or the Lender shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

16.  Amendments, Waivers, Etc.  No provision of this Guaranty can be changed, waived, discharged or terminated except by an instrument in writing signed by the Lender and the Guarantor expressly referring to the provision of this Guaranty to which such instrument relates; and no such waiver shall extend to, affect or impair any right with respect to any Obligation which is not expressly dealt with therein.  No course of dealing or delay or omission on the part of the Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto.

17.  Application of Funds.  All payments by the undersigned pursuant to this Guaranty, after the payment of all expenses as provided in this Guaranty and the Obligations, shall be applied to the payment of the Obligations until the same are paid in full.

18.  Further Assurances.  The Guarantor at its sole cost and expense also agrees to do all such things and execute, acknowledge and deliver all such documents and instruments as the Lender from time to time may reasonably request in order to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Lender hereunder.

19.  Miscellaneous Provisions.  This Guaranty is intended to take effect as a sealed instrument to be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts (notwithstanding any rules regarding conflicts of laws to the contrary) and shall inure to the benefit of the Lender and its successors in title and assigns, and shall be binding on the Guarantor and the Guarantor’s successors in title and assigns.  The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement.  The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions.  Captions are for ease of reference only and shall not affect the meaning of the relevant provisions.  The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

20.  Limitation.  Notwithstanding any contrary term or provision contained in this Guaranty, the liability of the Guarantor for the payment and performance of the Obligations shall not exceed Five Million Dollars ($5,000,000.00) in the aggregate.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the 12th day of February, 2010.

WITNESS SONESTA INTERNATIONAL HOTELS CORPORATION

 /s/ Norman C. Spector                                                     By: /s/ Peter J. Sonnabend
Name:   Peter J. Sonnabend
Its  Executive Chairman
Hereunto duly authorized